AIG RETIREMENT COMPANY I
AIG RETIREMENT COMPANY II
Money Market I Fund
Money Market II Fund
(the “Funds”)
Supplement dated February 5, 2009
to the Prospectuses
     Effective immediately, under the “Investment Glossary — Fixed Income Securities” section of the Prospectuses, the following paragraph is added to the end of the discussion:
“The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.”
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE